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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report dated January 12, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 333-88817, 333-416848 and 333-48560).

                                          /s/ Arthur Andersen LLP

San Jose, California
March 27, 2001